UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06674

Exact name of registrant as specified in charter:	Aberdeen Greater China Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Item 1. Reports to Stockholders.

Aberdeen Greater China Fund, Inc. (GCH)

Semi-Annual Report
June 30, 2015

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Greater China Fund, Inc. (the “Fund”) for the six months ended June 30, 2015. The Fund’s investment objective is to seek long-term capital appreciation through investment in listed equity securities of companies that (i) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan, or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan.

Total Return Performance

For the six months ended June 30, 2015, the total return to stockholders of the Fund based on the net asset value (“NAV”) of the Fund, net of fees, was 6.7%, assuming reinvestment of dividends and distributions, compared to a return of 11.4% for the Fund’s benchmark, the MSCI Golden Dragon Index1 on a U.S. dollar basis. The Fund’s total returns for the periods ended June 30, 2015 are based on the reported NAV on each financial reporting period end.

Share Price and NAV

For the six months ended June 30, 2015, based on market price, the Fund’s total return was 2.1% assuming reinvestment of dividends and distributions. The Fund’s share price increased 2.1% over the six months from $9.92 on December 31, 2014 to $10.13 on June 30, 2015. The market price for the Fund’s shares on June 30, 2015 represented a discount of 15.7% to the NAV per share of $12.02 on that date, compared with a discount of 12.0% to the NAV per share of $11.27 on December 31, 2014.

Open Market Share Repurchase Program

On October 28, 2014, the Board of Directors announced an open market share repurchase program. The share repurchase program authorizes management to make open market purchases when management reasonably believes that repurchases will enhance shareholder value, from time to time, in a maximum aggregate amount of up to 5% of the Fund’s outstanding shares, determined on October 31, 2014, over a one year period. During the six months ended June 30, 2015, the Fund repurchased 49,364 shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to stockholders, I invite you to visit the Fund on the web at www.aberdeengch.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets

[1]

The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The MSCI Golden Dragon Index captures the equity market performance of large and mid-cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

Aberdeen Greater China Fund, Inc.

Letter to Shareholders (unaudited) (continued)

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Contact us

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Yours sincerely,

/s/ Alan R. Goodson

Alan R. Goodson

President

Aberdeen Greater China Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

During the six-month period ended June 30, 2015, a sizzling A-share1 rally underpinned robust gains in Hong Kong and Chinese equities. The Taiwan market was buoyed by the recovery in the U.S., a key market for the island’s electronics exports. Each of the Hong Kong, China and Taiwan markets outperformed the broader Asian region. The Morgan Stanley Capital International (MSCI) Golden Dragon Index returned 11.44% for the six-months ended June 30, 2015, although this masked big market swings towards the end of the period.

Initially, markets rose steadily as Beijing loosened monetary policies, including by cutting benchmark interest rates and lenders’ reserve ratio, to support the flagging economy. Around the end of March, flush liquidity buoyed share prices after the authorities relaxed mainland access to Hong Kong exchange-listed stocks. The Chinese government was also keen on a stock trading link with Taiwan, similar to the Stock Connect program with Hong Kong,2 lifting the Taiwanese market. Speculative retail buying kept A-shares buoyant, with daily turnover in Hong Kong staying high on expectations of further inflows after a mutual recognition of funds program was announced. Towards the end of the reporting period, the winning streak was snapped by MSCI’s decision to exclude A shares from its indices. Investor sentiment deteriorated further following a crackdown on margin trading and concerns over a potential Greek exit from the Eurozone.

On the macroeconomic front, China maintained steady gross domestic product (GDP) growth of 7% in the second quarter of 2015, aided by stimulus measures. There were signs of health in the property sector after an extended malaise. Consumption was also strong. Hong Kong’s economy grew in line with the market’s expectations, in spite of export weakness. Taiwan, meanwhile, expected the first annual decline in exports in three years, as the manufacturing sector continued to contract. Taiwan’s central bank kept its benchmark interest rate unchanged, deeming monetary policy to be accommodative, but it warned of a more uncertain global outlook, citing the risks of volatile fund flows.

Regarding corporate governance, we responded to the Hong Kong Securities and Futures Commission’s consultation paper on “principles of responsible ownership.” We broadly support the regulator’s proposal and feel that the market would be strengthened by it. Separately, the Stock Exchange of Hong Kong completed consultations for the introduction of shares with voting rights that were disproportionate to one’s stake in a company. It concluded that more discussion was required because of the “strong and divided views” received. Our response to the proposal was that we believe it would undermine the high levels of shareholder protection already established. In an unusual move that was welcomed by corporate governance advocates, the securities regulator weighed in subsequently and said that it, too, did not support the proposal.

Fund performance review

The Fund underperformed relative to its benchmark, the MSCI Golden Dragon Index, during the six-month reporting period ended June 30, 2015 by 5.4%. Negative currency and stock selection overshadowed marginally positive asset allocation. As bottom-up stock-pickers, our country and sector allocations are driven by where we can find what we believe are high-quality companies with attractive valuations. This approach may lead to significant deviations from the index.

With respect to asset allocation, the Fund’s underweight exposure versus the benchmark to China and non-benchmark exposure to Singapore detracted from the Fund’s relative performance, although the losses were mitigated by the positive contributions from the Fund’s overweight exposure to Hong Kong and underweight exposure to Taiwan.

At the stock level, the Fund’s holding in China Resources Enterprise (CRE) was the top contributor to performance. We were pleased with the outcome of our engagement with CRE’s board. We had felt that the initial takeover offer by CRE’s parent substantially undervalued the company’s non-beer assets and businesses. The parent subsequently announced an improved offer for the proposed acquisition of CRE’s non-beer assets. The stock performed well during the reporting period.

The Fund also holds Hangzhou Hikvision, a non-benchmark stock, which performed strongly over the reporting period. As China’s largest producer of video-surveillance products, Hikvision is benefiting from increased security needs of government and private sectors both locally and abroad. In early July 2015, subsequent to the end of the reporting period, the company suspended trading of its stock as it prepared an employee incentive plan. We believe its fundamentals remain intact, and Hikvision has indicated that it would resume trading as soon as possible.

The Fund’s non-benchmark exposure to Tong Ren Tang Technologies also contributed positively to Fund performance, as it reported double-digit earnings growth on the back of healthy sales across

[1]	Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange.
[2]

Shanghai-Hong Kong Stock Connect is a pilot program that links the stock markets in Shanghai and Hong Kong. Under the program, investors in Hong Kong and Mainland China can trade and settle shares listed on the other market via the exchange and clearing house in their home market.

Aberdeen Greater China Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

second-tier products. Its balance sheet and cash flow also remained robust, in our view, on the back of the company’s cash-on-delivery and wholesale business model.

The Fund’s position in Hong Kong Exchanges and Clearing also bolstered performance, as its shares surged after the announcement of the Hong Kong-Shanghai trading link and as the China market rallied. Quick-service restaurant operator Yum! Brands’ strong performance was attributed to market expectations of new strategies that would enhance the company’s return, after an active shareholder, Third Point, took a significant stake in the company.

Conversely, the biggest detractor from Fund performance for the period was the holding in conglomerate Jardine Strategic, which fell sharply as one of its core businesses, Indonesia-based Astra International, continued to face a difficult macroeconomic environment in Indonesia and increased competition, particularly in its auto distribution segment. Returns in U.S. dollar terms were further compounded by the weak Indonesian rupiah. While we are cognizant of the short-term challenges, we believe that Astra International is well placed to tap the longer-term growth potential in the Indonesian market. Additionally, we think that Jardine’s Greater China exposure and growth story remain solid and intact.

The Fund’s holding in bank HSBC also detracted from performance, as earlier weakness overshadowed a rise in the stock later in the period. During the six–month reporting period, management indicated that it was reviewing where best to relocate the UK headquarters. It also announced a strategy overhaul that included streamlining and capital deployment. Furthermore, first-quarter earnings were solid.

Also weighing on Fund performance was the holding in Hong Kong-based conglomerate Swire Pacific, as its share price corrected after prior market outperformance. The Fund’s lack of exposure to Internet services provider Tencent Holdings also detracted from its performance relative to the benchmark, as the company’s share price rose sharply after it stated that it would monetize its WeChat platform and the company delivered good quarterly results.

Outlook

Chinese stocks remain weak as margin traders continue to unwind positions amid doubts over the efficacy of recent support measures. Market gains have been largely liquidity-driven; in our opinion, there have not been significant improvements in economic and corporate fundamentals. We view the recent market sell-off as healthy in light of the overheated market. Policymakers appear more worried about systemic risk and, we believe, have shown their desperation by how they are using their arsenal of policy tools to stem steep market falls. On the macroeconomic front, we think that GDP growth may remain around 7% or even lower over the next few years, but this comes on the back of an economic restructuring from a growth model that is investment- and export-driven to a more sustainable one focused on services and domestic demand.3

Subsequent to the end of the reporting period, the fixing of the renminbi changed from being set by China’s central bank to being set by market makers’ quotes. Theoretically, this should mean that the renminbi fixing and spot rates will converge, while the performance of the currency will likely be subject to greater flexibility and volatility. Ultimately, we see this as a positive step towards reform and a larger role for the renminbi in the global economy. However, Chinese markets have sustained significant losses over the past few weeks of August, increasing concerns that China’s economic growth may be much slower than previously forecasted. While global markets currently remain mired in uncertainty, we continue to focus on investing in high quality companies that we believe will provide value over the long term. Due to the losses suffered by the Chinese markets as described above, the net assets of the Fund have decreased significantly since the date of this report. For more current information on the net assets and net asset value per share of the Fund, please visit the Fund’s website at aberdeengch.com.

Aberdeen Asset Management Asia Limited

[3]	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

Aberdeen Greater China Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes average annual Fund performance compared to the MSCI Golden Dragon Index for the 1-year, 3-year and 5-year and 10-year periods as of June 30, 2015.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (“NAV”)	5.0%	6.4%	3.3%	9.0%
Market Value	-0.9%	3.4%	2.1%	8.4%
MSCI Golden Dragon Index	15.6%	14.7%	9.7%	9.8%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes investment management fees, administrative fees (such as Director and legal fees) and custodial charges. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on June 30, 2015. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. The Fund’s total return for the year is based on the reported NAV on financial reporting period ends. Aberdeen Asset Management has entered into an agreement to cap fees relating to Investor Relations Services, without which performance would be lower. See Note 3 in the Notes to Financial Statements. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeengch.com or by calling 800-522-5465.

The net operating expense ratio excluding fee waivers based on the six months ended June 30, 2015 is 1.80%. The net operating expense ratio net of fee waivers based on the six months ended June 30, 2015 is 1.79%.

Aberdeen Greater China Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. An industry classification standard sector can include more than one industry group. As of June 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by GICS Sectors, are comprised of several industries. As of June 30, 2015, the Fund held 97.2% of its net assets in equities, 0.3% in a short-term investment and 2.5% in other assets in excess of liabilities.

Sector Allocation	As a Percentage of Net Assets
Financials*	33.2%
Industrials	16.6%
Consumer Discretionary	12.7%
Information Technology	11.6%
Telecommunication Services	8.1%
Energy	5.9%
Consumer Staples	5.0%
Materials	1.5%
Health Care	1.4%
Utilities	1.2%
Short-Term Investments	0.3%
Other Assets in Excess of Liabilities	2.5%
100.0%

*	As of June 30, 2015 the Financials sector consisted of four industries; Real Estate Management & Development, Banks, Insurance and Diversified Financial Services at 14.1%, 9.2%, 7.9% and 2.0%, respectively, of the Fund’s Net Assets.

The following table summarized the Fund’s portfolio by country expressed as a percentage of net assets as of June 30, 2015.

Country Allocation	As a Percentage of Net Assets
Hong Kong	58.7%
China	24.0%
Taiwan	12.9%
United States	1.9%
Other	2.5%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2015:

Name of Security	As a Percentage of Net Assets
AIA Group Ltd.	7.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	7.0%
Jardine Strategic Holdings Ltd.	6.4%
HSBC Holdings PLC	6.3%
MTR Corp. Ltd.	5.0%
Swire Properties Ltd.	3.6%
China Mobile Ltd.	3.4%
Taiwan Mobile Co. Ltd.	3.3%
Hang Lung Properties Ltd.	3.3%
PetroChina Co. Ltd., H Shares	3.1%

Aberdeen Greater China Fund, Inc.

Portfolio of Investments (unaudited)

As of June 30, 2015

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS—97.2%
COMMON STOCKS—97.2%
CHINA—24.0%
CONSUMER DISCRETIONARY—0.5%
232,400	Fuyao Glass Industry Group Co. Ltd., H Shares (a)	$569,041
CONSUMER STAPLES—2.4%
838,000	China Resources Enterprise Ltd. (b)	2,704,505
ENERGY—5.9%
2,173,000	CNOOC Ltd.(b)	3,087,953
3,028,000	PetroChina Co. Ltd., H Shares (b)	3,364,475
		6,452,428
FINANCIALS—6.6%
1,060,000	China Merchants Bank Co. Ltd., A Shares (b)(c)	3,196,439
1,119,952	China Vanke Co. Ltd., A Shares (c)	2,622,432
1,680,000	Yanlord Land Group Ltd. (b)	1,408,404
		7,227,275
HEALTH CARE—1.4%
950,000	Tong Ren Tang Technologies Co. Ltd., H Shares	1,600,583
INDUSTRIALS—1.1%
541,000	China Conch Venture Holdings Ltd. (b)	1,241,047
INFORMATION TECHNOLOGY—1.2%
190,500	Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (c)	1,376,294
MATERIALS—1.5%
2,350,000	Yingde Gases Group Co. Ltd. (b)	1,615,564
TELECOMMUNICATION SERVICES—3.4%
291,000	China Mobile Ltd. (b)	3,728,653
		26,515,390
HONG KONG—58.7%
CONSUMER DISCRETIONARY—9.6%
3,046,000	Giordano International Ltd.	1,646,476
6,978,000	Global Brands Group Holding Ltd. (a)(b)	1,448,474
1,280,000	Hongkong & Shanghai Hotels Ltd. (The)(b)	1,775,311
1,918,000	Li & Fung Ltd. (b)	1,520,536
778,200	Samsonite International SA (b)	2,676,768
1,110,000	Shangri-La Asia Ltd. (b)	1,544,752
		10,612,317
CONSUMER STAPLES—2.6%
940,000	Convenience Retail Asia Ltd.	542,060
270,900	Dairy Farm International Holdings Ltd. (b)	2,346,057
		2,888,117
FINANCIALS—26.6%
1,317,000	AIA Group Ltd.(b)	8,577,476
1,220,000	Hang Lung Properties Ltd. (b)	3,633,609
62,100	Hong Kong Exchanges and Clearing Ltd. (b)	2,188,065

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of June 30, 2015

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
HONG KONG (continued)
FINANCIALS (continued)
773,907	HSBC Holdings PLC (b)	$6,957,454
241,000	Swire Pacific Ltd., Class A (b)	3,029,335
400,000	Swire Pacific Ltd., Class B (b)	939,347
1,236,400	Swire Properties Ltd. (b)	3,935,515
		29,260,801
INDUSTRIALS—15.5%
156,800	Hong Kong Aircraft Engineering Co. Ltd. (b)	1,590,429
232,000	Jardine Strategic Holdings Ltd. (b)	7,018,490
1,079,000	Kerry Logistics Network Ltd. (b)	1,704,587
1,180,000	MTR Corp. Ltd. (b)	5,482,433
3,885,000	Pacific Basin Shipping Ltd. (b)	1,305,471
		17,101,410
INFORMATION TECHNOLOGY—1.8%
195,000	ASM Pacific Technology Ltd. (b)	1,924,757
TELECOMMUNICATION SERVICES—1.4%
400,000	Asia Satellite Telecommunications Holdings Ltd. (b)	1,592,970
UTILITIES—1.2%
608,300	Hong Kong & China Gas Co. Ltd. (b)	1,276,172
		64,656,544
TAIWAN—12.9%
CONSUMER DISCRETIONARY—1.0%
132,000	Giant Manufacturing Co. Ltd. (b)	1,117,342
INFORMATION TECHNOLOGY—8.6%
133,602	MediaTek, Inc. (b)	1,826,284
1,686,000	Taiwan Semiconductor Manufacturing Co. Ltd. (b)	7,668,969
		9,495,253
TELECOMMUNICATION SERVICES—3.3%
1,090,000	Taiwan Mobile Co. Ltd. (b)	3,639,597
		14,252,192
UNITED STATES—1.6%
CONSUMER DISCRETIONARY—1.6%
19,700	Yum! Brands, Inc.	1,774,576
	Total Common Stocks	107,198,702
	Total Long-Term Investments—97.2% (cost $108,158,242)	107,198,702

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of June 30, 2015

Shares	Description	Value (US$)

SHORT-TERM INVESTMENT—0.3%
$301,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 06/30/2015, due 07/01/2015 repurchase price $301,000 collateralized by a U.S. Treasury Note, maturing 04/30/2022; total market value of $309,488	$301,000
	Total Short-Term Investment—0.3% (cost $301,000)	301,000
	Total Investments—97.5% (cost $108,459,242) (d)	107,499,702
	Other Assets in Excess of Liabilities—2.5%	2,712,257
	Net Assets—100.0%	$110,211,959

(a)	Non-income producing security.
(b)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(c)	China A-Shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

PLC—Public Limited Company

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of June 30, 2015

Assets
Investments, at value (cost $108,158,242)	$107,198,702
Repurchase agreement, at value (cost $301,000)	301,000
Foreign currency, at value (cost $2,537,044)	2,537,870
Cash	758
Interest and dividends receivable	791,131
Prepaid expenses	16,290
Total assets	110,845,751

Liabilities
Payable for investments purchased	190,284
Director fees payable	95,265
Investment management fees payable (Note 3)	91,409
Investor relations fees payable (Note 3)	14,265
Administration fee payable (Note 3)	7,395
Accrued expenses	235,174
Total liabilities	633,792

Net Assets	$110,211,959

Composition of Net Assets:
Common stock (par value $.001 per share)	$9,150
Paid-in capital in excess of par	108,123,897
Accumulated net investment income	906,114
Accumulated net realized gain from investment and foreign currency transactions	2,130,557
Net unrealized (depreciation) on investments and other assets and liabilities denominated in foreign currencies	(957,759)
Net Assets	$110,211,959
Net asset value per share based on 9,149,890 shares issued and outstanding	$12.05	(a)

(a)	The NAV shown above differs from the reported NAV on June 30, 2015 due to financial statement adjustments.

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2015

Investment Income

Income
Dividends (net of foreign withholding taxes of $109,584)	$1,876,812
Interest income	1,408
1,878,220

Expenses
Investment management fee (Note 3)	538,225
Directors’ fees and expenses	134,884
Legal fees and expenses	50,180
Insurance expense	44,503
Administration fee (Note 3)	43,434
Custodian and accounting fees	36,338
Audit fees	31,806
Investor relations fees (Note 3)	31,164
Reports and notices to shareholders	26,712
Transfer agent’s fees and expenses	11,287
Miscellaneous expenses	28,403
Total operating expenses before reimbursed/waived expenses	976,936
Investor relations fee waiver	(3,875)
Net expenses	973,061

Net Investment Income	905,159

Realized and Unrealized Gain/(Loss) on Investment and Foreign Currency Transactions

Net realized gain/(loss) from:
Investment transactions	2,567,555
Foreign currency transactions	(7,483)
2,560,072

Net change in unrealized appreciation/(depreciation) on:
Investment transactions	3,365,977
Foreign currency translations	248,769
3,614,746
Net realized and unrealized gain from investment and foreign currency related transactions	6,174,818
Net Increase in Net Assets Resulting from Operations	$7,079,977

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2015 (unaudited)	For the Year Ended December 31, 2014

Increase/(Decrease) from Investment Operations

Operations:
Net investment income	$905,159	$691,647
Net realized gain from investment and foreign currency related transactions	2,560,072	1,681,288
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	3,614,746	(382,225)
Total increase/(decrease) from investment operations	7,079,977	1,990,710

Dividends and Distributions to Shareholders from:
Net investment income	—	(668,510)
Net realized gains	—	(1,408,222)
Total dividends and distributions to shareholders	—	(2,076,732)

Common Stock Transactions:
Stock distribution resulting in the issuance of 0 and 895,561 shares of common stock, respectively (Note 5)	—	8,875,011
Repurchase of shares under open market repurchase policy (49,364 and 0, respectively) (Note 6)	(532,594)	—
Change in net assets from capital transactions	(532,594)	8,875,011
Net increase/(decrease) in net assets	6,547,383	8,788,989

Net Assets:
Beginning of period	103,664,576	94,875,587
End of period (including accumulated net investment income of $906,114 and $955, respectively)	$110,211,959	$103,664,576

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2015(a) (unaudited)		For the Fiscal Years Ended December 31,
			2014(a)	2013(a)	2012	2011(a)	2010(a)
Per Share Operating Performance:
Net asset value, beginning of period	$11.27		$11.43	$13.41	$11.28	$14.30	$14.67
Net investment income/(loss)	0.10		0.08	(0.04)	0.05	0.08	0.04
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.67		0.11	(0.83)	2.13	(2.93)	0.53
Total from investment operations	0.77		0.19	(0.87)	2.18	(2.85)	0.57
Dividends and distributions to shareholders:
Net investment income	–		(0.07)	–	(0.05)	(0.18)	(0.01)
Net realized gains	–		(0.16)	(1.34)	–	(0.03)	–
Total dividends and distributions	–		(0.23)	(1.34)	(0.05)	(0.21)	(0.01)
Capital Share Transactions:
Offering costs charged to paid-in-capital in excess of par	–		–	–	–	–	(0.13)
Impact due to capital shares issued from stock distribution (Note 5)	–		(0.12)	–	–	–	–
Accretion to net asset value, resulting from share repurchases and shares tendered (Note 5)	–		–	0.23	–	0.04	–
Impact due to open market repurchase policy (Note 6)	0.01		–	–	–	–	–
Dilutive effect of rights offering	–		–	–	–	–	(0.80)
Total of capital share transactions	0.01		(0.12)	0.23	–	0.04	(0.93)
Net asset value, end of period	$12.05		$11.27	$11.43	$13.41	$11.28	$14.30
Market value, end of period	$10.13		$9.92	$10.16	$12.86	$10.07	$13.15

Total Investment Return Based on(b):
Market value	2.12%		(0.17% )	(10.34% )	28.23%	(21.85% )	(5.41% )
Net Asset Value	6.92%	(c)	0.81%	(3.27% )	19.37%	(19.50% )	–

Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$110,212		$103,665	$94,876	$325,476	$273,634	$434,151
Net operating expenses, net of fee waivers	1.79%	(d)	1.99%	2.23%	2.07%	1.66%	1.85%
Net operating expenses, excluding fee waivers	1.80%	(d)	–	–	–	–	–
Net investment income/(loss)	1.67%	(d)	0.66%	(0.32% )	0.39%	0.61%	0.30%
Portfolio turnover	7%		11%	54%	88%	97%	68%

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market price.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.
(d)	Annualized.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2015

1. Organization

Aberdeen Greater China Fund, Inc. (the “Fund”), formerly, The Greater China Fund, Inc, was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company and commenced operations on July 23, 1992. The Fund’s investment objective is to seek long-term capital appreciation through investment in listed equity securities of companies that (1) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (II) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan.

Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Funds values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2015

financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Equities
China	$6,168,350	$20,347,040	$–	$26,515,390
Hong Kong	2,188,536	62,468,008	–	64,656,544
Taiwan	–	14,252,192	–	14,252,192
United States	1,774,576	–	–	1,774,576
Repurchase Agreement	–	301,000	–	301,000
Total	$10,131,462	$97,368,240	$–	$107,499,702

Amounts listed as “–” are $0 or round to $0.

The Fund held no Level 3 securities at June 30, 2015.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2.

During the six months ended June 30, 2015, securities issued by China Merchants Bank Co. Ltd., Dairy Farm International Holdings Ltd., Li & Fung Ltd. and Taiwan Mobile Co. Ltd. in the amounts of $3,196,439, $2,346,057, $1,520,536 and $3,639,597, transferred from Level 1 to Level 2 because there was a valuation factor applied at June 30, 2015. Also, a security issued by Giordano International Ltd. in the amount of $1,646,476 transferred from Level 2 to Level 1 because there was not a valuation factor applied at June 30, 2015. For the six months ended June 30, 2015, there were no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the repurchase agreement, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments. The Fund held a repurchase agreement of $301,000 as of June 30, 2015. The value of the related collateral exceeded the value of the repurchase agreement at June 30, 2015.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2015

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies. Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

g. Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

h. Rights Issues and Warrants

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2015

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the investment manager with respect to all investments. AAMAL is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC.

As compensation for its services, AAMAL receives a monthly fee, computed weekly, at an annual rate of 1.00% of the Fund’s average weekly net assets up to $100 million, 0.90% of the Fund’s average weekly net assets from and including $100 million up to $200 million, and 0.75% of the Fund’s average weekly net assets above $200 million. For the six months ended June 30, 2015, AAMAL earned a total of $538,225 in management fees.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee payable monthly by the Fund at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. For the six months ended June 30, 2015, the Fund paid a total of $43,434 in administrative fees to AAMI.

c. Investor Relations:

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Effective January 1, 2015, investor relations fees are capped at an annual rate of 0.05% of the Fund’s average net assets. During the six months ended June 30, 2015, the Fund incurred investor relation fees of approximately $31,140, of which AAMI waived $3,875. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2015, were $7,207,204 and $10,737,775, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. During the six months ended June 30, 2015, the Fund repurchased 49,364 shares pursuant to its Open Market Repurchase Program (see Note 6). As of June 30, 2015, there were 9,149,890 shares of common stock issued and outstanding.

On December 5, 2013, the Board of Directors declared the payment of an elective cash distribution to be paid in the amount of $1.3369 per share of common stock, on January 31, 2014, to shareholders of record at the close of business on December 20, 2013. As announced, the distribution was payable in the Fund’s common stock. However, shareholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 20% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund pro-rated the cash distribution among all stockholders who made such requests. Shareholders who requested cash distributions received $0.537 per share or 40.17% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $9.91 per share, which equalled the average closing price of the Fund’s common shares on the NYSE on January 23, 2014 and the two preceding trading days. Following the closing of the elective cash distribution, the Fund’s number of outstanding shares was 9,199,254.

6. Open Market Share Repurchase Program

On October 28, 2014, the Board of Directors announced an open market share repurchase program. The share repurchase program authorizes management to make open market purchases, from time to time, in a maximum aggregate amount of up to 5% of the Fund’s outstanding shares, determined on October 31, 2014, over a one year period. Such purchases may be made opportunistically at certain discounts to net asset value (“NAV”) per share when management reasonably believes that such repurchases may enhance shareholder value.

There is no assurance the Fund will purchase any shares or that the share repurchase program will have an impact on the liquidity or value of the Fund or the Fund’s shares. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-months ended June 30, 2015, the Fund repurchased 49,364 shares through this program.

Aberdeen Greater China Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2015

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include, among others, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

b. China Risk:

The economy of China differs from the U.S. and other more established economies in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable. Therefore, investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund invests in China A-shares. China A-shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available for investment by mainland China citizens. Investing in China A-shares may involve special risk considerations such as volatility in the China A-share market and uncertainty regarding taxation.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2015 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$108,459,242	$14,511,810	$(15,471,350)	$(959,540)

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of June 30, 2015.

Aberdeen Greater China Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Stockholders

The Fund’s Annual Meeting of Stockholders was held on Thursday, June 18, 2015 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposal and number of shares voted at the meeting are as follows:

1. To elect two Class III Directors to serve for a three-year term:

	Votes For	Votes Withheld
John A. Hawkins	4,202,996	2,716,316
Tak Lung Tsim	4,122,521	2,796,791

Directors whose term of office continued beyond this meeting are as follows: C. William Maher, Moritz A. Sell and Jonathan J. K. Taylor.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless Computershare (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all cash dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share at the time the shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), the Fund will issue new shares to participants valued at net asset value per share, or if the net asset value per share is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on the Valuation Date, participants will be issued shares of common stock at the market price on the Valuation Date. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund’s common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, if the market price per share exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Aberdeen Greater China Fund, Inc.

Dividend Reinvestment Plan (unaudited) (continued)

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, at Computershare P.O. Box 30170, College Station, Texas 77842-3170. For further information regarding the plan, you may also contact the Plan Agent directly at 1-800-647-0584.

Aberdeen Greater China Fund, Inc.

Corporate Information

Directors

John A. Hawkins, Chairman

C. William Maher

Moritz A. Sell

Jonathan J. K. Taylor

Tak Lung Tsim

Officers

Alan Goodson, President and Principal Executive Officer

Jeffrey Cotton, Vice President and Chief Compliance Officer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Sofia Rosala, Vice President and Deputy Chief Compliance Officer

Bev Hendry, Vice President

Christian Pittard, Vice President

Nicholas Yeo, Vice President and Portfolio Manager

Andrea Melia, Treasurer and Principal Financial Officer

Sharon Ferrari, Assistant Treasurer

Kasey Deja, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Iron St. 5th Floor

Boston, MA 02210

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of June 30, 2015, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Greater China Fund, Inc. are traded on the NYSE under the symbol “GCH”. Information about the Fund’s net asset value and market price is available at www.aberdeengch.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Greater China Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

We explore further.

Aberdeen Closed-End Funds

At Aberdeen, we believe there's no substitute for getting to know your investments face-to-face. That's why we make it our goal to visit companies – wherever they are – before our equity teams ever invest in their shares and again when we hold them.

With 13 U.S. closed-end funds investing around the world – that's an awfully big commitment. But it's just one of the ways we seek out what we believe are the best investment opportunities on your behalf.

Speak with your financial advisor or wealth manager today about diversifying* your portfolio with Aberdeen's global and emerging market closed-end funds.

For more information, contact our Investor Relations team at 1-800-522-5465 or e-mail us at InvestorRelations@aberdeen-asset.com.

www.aberdeen-asset.us/cef

Aberdeen
Simply asset management.

*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund's investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund's portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. "Aberdeen" is a U.S. registered service trademark of Aberdeen Asset Management PLC.

GCH – SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2015, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs (1)
January 1 through January 31, 2015	None	None	None	459,963
February 1 through February 28, 2015	2,300	$10.16	2,300	457,663
March 1 through March 31, 2015	None	None	None	457,663

April 1 through April 30, 2015	9,000	$10.97	9,000	448,663
May 1 through May 31, 2015	17,600	$10.98	17,600	431,063
June 1 through June 30, 2015	20,464	$10.57	20,464	410,599
Total	49,364	$10.77	49,364	—

(1)

On October 28, 2014, the Board announced a share repurchase program which authorizes management to make open market purchases, from time to time, in a maximum aggregate amount of up to 5% of the Fund’s outstanding shares, determined on October 31, 2014, over a one year period. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Aberdeen Greater China Fund, Inc.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 4, 2015

By (Signature and Title):	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer

Date: September 4, 2015